

Q3 2026 EARNINGS CALL

Date: November 3, 2026

Time: 10:00 AM EST

Presenters: Austin C. Willis
Scott B. Flaherty

WLFC
WILLIS LEASE FINANCE CORPORATION

DISCLAIMER

This presentation does not constitute an offer to any person or to the public generally to subscribe for or otherwise acquire any securities. This presentation has been prepared solely for informational purposes and is not intended to serve as the basis for any investment decision. Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement and neither any part of this written or oral presentation nor any information or statement contained herein or therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction where such an offer or solicitation would be unlawful.

Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the federal securities laws. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including ''anticipate,'' ''may,'' ''estimate,'' ''should,'' ''expect,'' ''plan,'' ''believe,'' ''intend,'' and similar words, or the negatives of those words, are intended to identify forward-looking statements. They also include statements containing a projection of revenues, earnings (loss), capital expenditures, dividends, capital structure or other financial terms. Certain statements regarding the following particularly are forward-looking in nature: Willis Lease Financial Corporation (the "Company" or "WLFC")'s business strategy; WEST's business strategy and assumptions used to develop the cash flow models; future performance, developments, market forecasts or projections; and WLFC's projected capital expenditures. All forward-looking statements are based on our beliefs, assumptions and expectations of future economic performance, taking into account the information currently available. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known and many of which are beyond WLFC's and WEST's control, which may cause actual results, performance or financial condition to be materially different from the stated expectations of future results, performance or financial position, as well as those included in the cash flow models. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to: the effects on the airline industry and the global economy of events such as terrorist activity; changes in fuel prices and other disruptions to the world markets and the global economy of geopolitical, weather, cybersecurity, humanitarian and other events, including but not limited to war and terrorist activity; trends in the airline industry, including growth rates of markets and other economic factors; risks associated with owning and leasing commercial engines and aircraft; changes in interest rates and availability of capital to us and to our customers; our ability to continue to meet our customers' changing demands; the market value of engines and other assets in our portfolio; regulatory changes affecting commercial aircraft operators, aircraft maintenance, engine standards, accounting standards and taxes; and WLFC's, in its capacity as Servicer, ability to successfully negotiate engine purchases, sales and leases, to collect outstanding amounts due, and to repossess engines under defaulted leases, and to control costs and expenses. Further information regarding these and other risks is included in WLFC's most recent U.S. Securities and Exchange Commission ("SEC") filings, including its Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, filed with the SEC under the heading "Risk Factors." Considering these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of presentation or as of the date of any document incorporated by reference, as applicable. Such forward-looking statements are inherently uncertain, and actual results may differ from expectations. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In this presentation, WLFC presents certain non-GAAP measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and similar measures, which are not required by, or presented in accordance with, GAAP. While WLFC believes these are useful metrics, companies use these metrics for differing purposes, and they are often calculated in ways that reflect the particular circumstances of those companies. You should exercise caution in comparing the non-GAAP metrics reported by us to such metrics or other similar metrics as reported by other companies. Our non-GAAP metrics have limitations as analytical tools, and you should not consider them in isolation. The non-GAAP financial information presented herein is provided in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and should not be considered as alternatives to any performance measures derived in accordance with GAAP. A reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to its most directly comparable GAAP measure, can be found on slide 19 of this presentation.

Willis Aviation Capital

The information in this presentation relating to Willis Aviation Capital ("WAC"), the asset management and investment platform of WLFC, is provided for illustrative and educational purposes only and on the understanding that the recipient has sufficient knowledge and experience to be able to understand and make their own evaluation of any risks associated therewith and any related legal, tax, accounting or other material considerations. Willis Asset Finance Management LLC ("WAFM") is an asset manager within WAC. WAFM is a Registered Investment Adviser with the SEC (CRD# 337254). SEC registration does not imply a certain level of skill or training. WAFM advises private investment funds that invest in aviation related assets and the financing of aviation related assets. Interests in private investment funds are offered solely to eligible investors and are not registered under the Securities Act of 1933, as amended. WAFM investors and shareholders of WLFC's publicly traded securities have different rights, risks, economic interests, and investment objectives. Ownership of WLFC's publicly traded securities does not confer any direct or indirect ownership interests in, claim on, or right to participate in the assets, investment returns, distributions, or performance of any private investment funds advised by WAFM. Certain information contained herein has been obtained from third party sources and such information has not been independently verified by WAFM. No representation, warranty, or undertaking, expressed or implied, is given to the accuracy or completeness of such information by WAFM or any other person. While such sources are believed to be reliable, WAFM does not assume any responsibility for the accuracy or completeness of such information. WAFM does not undertake any obligation to update the information contained herein as of any future date. Except where otherwise indicated, the information contained in this presentation is based on matters as they exist as of the date of preparation of such material and not as of the date of distribution or any future date. Recipients should not rely on this material in making any future investment decision. Investing involves a high degree of risk, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. There is no guarantee that the investment objectives will be achieved or that an investment will be profitable. Diversification does not eliminate the risk of loss. Moreover, past performance is not a guarantee or indicator of future results. Nothing contained herein may be relied upon as a guarantee, promise, assurance or a representation as to the future. Investment performance results, if shown, reflect net performance of portfolios managed by WAFM, inclusive of all applicable fees and expenses. Gross performance figures, if shown, are provided for informational purposes only and are clearly labeled as such. Performance results may not be indicative of future performance. Where individual investment or sector performance is presented, it is accompanied by or cross-referenced to the total portfolio's net and gross performance, calculated over the same time period. For more information on our performance calculation methodology and fee structures, please refer to WAFM's Form ADV Part 2A or contact WAFM directly. Portfolios that concentrate investments in specific industries, sectors, markets or asset classes may underperform or be more volatile than other industries, sectors, markets or asset classes and the general securities markets.

WHY WILLIS?

Vertically Integrated Platform	Core Leasing Business	Services	Willis Aviation Capital (WAC)	Strong Balance Sheet
ENABLES	**LEVERAGES**	**CAPTURES**	**ACCELERATES**	**SUPPORTS**
differentiated offerings and strong performance	strong aviation leasing market dynamics	growing maintenance and repair demand	a flywheel effect across the Willis Platform®	long-term growth and shareholder returns

Q3 HIGHLIGHTS

Grew AUM

Grew assets under management across the Willis Lease balance sheet and Willis Aviation Capital **to $4.9BN at 9/30/26**

Expanded Capital Base

Expanded equity capital base with an additional $35M preferred equity private placement through the Development Bank of Japan

Record Quarterly Revenues

Record Lease Rent Revenues and Total Revenues in the third quarter of $84.4M and $246.3M respectively

Asset Aggregation

Closed $698.7M in assets (base purchase price) across the entire Willis managed platform during the third quarter of 2026

SINCE QUARTER END

- **CLOSED** COMMERCIAL PROPERTY — **Completed the acquisition** of commercial facilities in Coconut Creek, Florida to consolidate and centralize our corporate headquarters, spare parts business, maintenance, repair and overhaul services, and aircraft engine preservation and storage businesses
- **INCREASED** AND DECLARED — Our **10th consecutive quarterly dividend** which was increased by 12.8% to $0.15/share. Payable on November 25, 2026, to stockholders of record on November 16, 2026.
- **AUTHORIZED** SHARE REPURCHASE — The board of directors **authorized the company to re-purchase up to $200M** of its common stock through December 31, 2031.

Q3 FINANCIAL RESULTS CONTINUE GROWTH TRAJECTORY

REVENUE

$246.3M

NET INCOME TO SHAREHOLDERS

$10.2M

*Return on Equity of **11%***[2]

BLENDED UTILIZATION[4]

83%

*With on-lease lease rate factor of **1.06%** per month*[4]

ASSETS UNDER MANAGEMENT

$4.9B[1]

*Up **32%** YoY*

Adjusted EBITDA

$100.9M[5]

NET DEBT / EQUITY

2.88x[3]

Information as of September 30, 2026, unless otherwise denoted

(1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, Leased Assets in Joint Venture, Third-Party Managed Assets, and Managed Funds portfolios as of September 30, 2026

(2) Calculated as Last Twelve Months (LTM) Net Income Attributable to Common Shareholders / average of LTM Shareholder's Equity as of September 30, 2026

(3) Calculated as (total Debt Obligations - Cash and Cash Equivalents and Restricted Cash) / (Preferred Equity + Total Shareholder's Equity)

(4) Blended utilization and on-lease lease rate factor reflect WLFC's owned portfolio

(5) Adjusted EBITDA is a non-GAAP measure and reconciled to Net income attributable to common shareholders in the appendix

CONSISTENT GROWTH ACROSS ENTIRE PLATFORM

Driven by WLFC's market leading assets, capabilities and deep customer relationships


$216.6M
10%
$238.9M
Q3 2025 YTD
Q3 2026 YTD

LEASE RENT

- Lease rent of $238.9M (+10.3% YoY)
- Solid average lease rate factor (1.06% [1]) across asset generations (+2 bps YoY)
- Growth driven by next-gen assets and improved lease dynamics

(1) Average LRF of 2026 YTD period


$48.2M
15%
$55.4M
Q3 2025 YTD
Q3 2026 YTD

Gain on Sale-Lease Portfolio

- During the nine months ended September 30, 2026, 43 engines and other parts and equipment were sold for a net gain of $55.4M (+15.2% YoY)

PROFITABILITY & CASHFLOWS

Net income, Diluted EPS, Adjusted EBITDA, and Net Contribution Margin

Net Income Attributable to Common Shareholders



$62.6M
$10.2M
Q3 2026
YTD 2026

Diluted EPS



$2.86
$0.47
Q3 2026
YTD 2026

Adjusted EBITDA



$345.5M
$100.9M
Q3 2026
YTD 2026

Net Contribution Margin



$65.2M
$25.0M
Q3 2026
YTD 2026

WILLIS AVIATION CAPITAL ENHANCES WLFC PORTFOLIO

Transforms WLFC from balance-sheet lessor to scaled aviation asset manager

Blackstone Credit & Insurance Engine leasing	>$1.0B
Liberty Mutual Investments Funds growing credit strategy	Up to $600M
50/50 Joint Ventures Willis Mitsui & Co. CASC Willis Engine Leasing Co.	$875M
Managed Assets(1) Owned by airlines and investors	$350M

Willis Aviation Capital (WAC)

REVENUE
Generates recurring income streams to drive premium returns on equity

VOLUME
Increases the volume of assets serviced across WLFC and JV businesses

ORIGINATION
Enables origination opportunities by allowing larger single transitions

SCALE
Improves scale by enabling programmatic investments and lessee diversification

BALANCE SHEET
Supports balance sheet deleveraging

CUSTOMER VALUE
Competitive low-cost financing for existing customer base

Encouraged by early traction, with a strong pipeline of opportunities in 2026.

Willis Aviation Services Limited (2)

Willis Aeronautical Services, Inc. (3)

Willis Mitsui & Co. Asset Management Limited (4)

Willis Engine Repair Center® (5)

(1) Managed Assets are portfolios managed by WLFC where WLFC holds no equity investment in the assets

(2) Willis Aviation Services Limited is our airframe maintenance facility in the UK and is certified to perform all C checks on 737NG and up to 6-year checks on a320ceo aircraft

(3) Willis Aeronautical Services, Inc. offers spare parts and materials & maintains a constantly changing inventory

(4) Willis Mitsui & Co. Asset Management Limited provides independent aviation consultancy, advisory solutions, and technical services across a broad spectrum of engine types

(5) Willis Engine Repair Center® conducts maintenance repair and overhaul services on our owned engine portfolio and third-party assets in the USA, UK, and Malaysia.

DRIVING HIGHER RETURNS ON AVERAGE INVESTMENTS

Management & Advisory Fee Growth Enhancing ROI


Q3 2025 YTD
Income from Investments
Management & Advisory Fees
$16.1M
$6.4M
$9.6M
$80.4M
27%
Mgmt & Adv Fees and Income from Investments
Average Investments
Annualized Return on Average Investments


Q3 2026 YTD
Income from Investments
Management & Advisory Fees
$32.5M
$17.9M
$14.5M
$135.5M
32%
Mgmt & Adv Fees and Income from Investments
Average Investments
Annualized Return on Average Investments

Management & Advisory Fees and Income from Investments

- Management & Advisory Fees increased by $11.5M to $17.9M for the nine months ended September 30, 2026, compared to $6.4M in the prior period. (+178.9% YoY)
- Income from Investments of $14.5M (+51% YoY)
- Management and Advisory Fees and Income from Investments driving a 32% annualized return on average investments year to date 2026

SCALING A CAPITAL-LIGHT ASSET MANAGEMENT PLATFORM

Leveraging our industry-leading Willis Platform® to bring attractive returns to our partners and enhance enterprise value

AUM: $4.9 BN+

as of 09/30/2026



$3.3BN
$875M
$350M
$600M
$225M
$1BN+
$227M
Willis Aviation Capital
$2.8BN+
committed and managed capital
ADVISED BY
Willis Asset Finance Management (WAFM)
WLFC
50/50 Joint Ventures
Managed Assets
WAFM LMI
WAFM BX

Willis Aviation Services Limited

Willis Aeronautical Services, Inc.

Willis Engine Repair Center®

Willis Mitsui & Co. Asset Management Limited

MORE CAPITAL TO DEPLOY

Expands capacity to invest beyond WLFC's balance sheet

RECURRING FEE REVENUE

Asset management creates an additional earnings stream

GREATER PLATFORM SCALE

Combines Willis expertise with institutional capital

PLATFORM OFFERS DIFFERENTIATED CAPABILITIES TO CUSTOMERS

WLFC
WILLIS LEASE FINANCE CORPORATION
Power to Spare – Worldwide®



Willis Lease

- Engine & Aircraft Leasing
- Regional & Specialty Assets Leasing
- Engine & Aircraft Lease & Loan Financing
- ConstantAccess® / ConstantThrust®
- Aircraft for Engine Strategy



Willis Aviation Capital

- Institutional-backed Capital at Scale
- Leasing, Loans & Loan-like Products
- Repeatable Programmatic Funding with Low Execution Risk
- Long-standing Joint Ventures with Highly Reputable Partners
- Large Managed Asset Portfolio



Willis Services

- Engine Maintenance & Disassembly (US/UK)
- CFM56-5B/7B Test Cell (US) – Coming Soon!
- Aircraft Line & Base Maintenance, Parking & Storage, Disassembly (UK)
- Material Solutions & Services for Engines & Airframes (US/UK)
- Airport FBO & Handling Services (UK)
- Aircraft & Powerplant Consultancy & CAMO

UNIQUE OPPORTUNITY IN AVIATION

The **right platform** in the **right market** at the **right time**


HANGAR 8
HANGAR 7
Jet2holidays

Right Platform

- Proven leadership team with deep aviation leasing track record
- Differentiated Willis Platform® enabling capital-efficient growth
- Strong balance sheet supporting consistent financial performance



Right Market

- ~$4.9B AUM[(1)] in high-demand assets
- Broad diversification across OEMs, customers, and geographies
- Structural supply constraints supporting lease demand and yields



Right Time

- Visible pipeline driving near-term earnings growth
- Supply-demand imbalance creating attractive deployment opportunities
- Willis Aviation Capital (WAC) scaling to unlock incremental, fee-based revenue

(1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, Leased Assets in Joint Ventures, Third-Party Managed Assets, and Managed Funds portfolios as of September 30, 2026

APPENDIX



WLFC
WILLIS LEASE FINANCE CORPORATION


1
Consolidated Quarterly Statements of Income
WLFC
WILLIS LEASE FINANCE CORPORATION

Consolidated Quarterly Statements of Income
(unaudited)

in (000s)		Q3-2026		Q3-2025
Lease rent revenue	$	84,379	$	76,552
Maintenance reserve revenue		39,326		76,054
Spare parts and equipment sales		98,131		5,394
Interest revenue		2,585		3,360
Gain on sale of leased equipment		5,452		16,134
Gain on sale of financial assets		—		—
Maintenance services revenue		11,217		3,636
Management and advisory fees		4,515		1,881
Other revenue		717		378
Total Revenue		**246,322**		**183,389**
Depreciation and amortization expense		31,367		28,662
Cost of spare parts and equipment sales		91,070		6,684
Cost of maintenance services		12,918		5,135
Write-down of equipment		4,450		10,201
General and administrative		48,732		49,190
Technical expense		13,495		8,352
Net finance costs		32,805		37,140
Total Expenses		**234,837**		**145,364**
Income from Operations		**11,485**		**38,025**
Income from investments		7,311		5,192
Income Before Income Taxes		**18,796**		**43,217**
Income tax expense		7,126		18,893
Net Income		**11,670**		**24,324**
Net Income (Loss) Attributable to NCI		(4)		—
Net Income Attributable to WLFC		**11,674**		**24,324**
Preferred Stock Dividends		1,376		1,369
Accretion of Preferred Stock Costs		70		70
Net Income Attributable to Common Shareholders	**$**	**10,228**	**$**	**22,885**

2

Consolidated Balance Sheets

Consolidated Balance Sheets

in (000s)		September 30, 2026 (1)		December 31, 2025
Cash and cash equivalents	$	11,061	$	16,441
Restricted cash		122,610		530,500
Equipment held for operating lease, less accumulated depreciation		3,024,361		2,801,683
Maintenance rights		146,479		30,632
Equipment held for sale		151,282		20,509
Spare parts inventory		52,082		56,577
Property, equipment & furnishings, less accumulated depreciation		77,026		73,835
Intangible assets, net		6,292		271
All Other Assets		461,170		405,867
Total Assets		**4,052,363**		**3,936,315**
Debt Obligations		2,524,677		2,700,338
All Other Liabilities		697,130		510,439
Total Liabilities		**3,221,807**		**3,210,777**
Redeemable preferred stock ($0.01 par value)		97,992		63,401
Total shareholders' equity		**732,564**		**662,137**
Total liabilities, redeemable preferred stock and shareholders' equity	**$**	**4,052,363**	**$**	**3,936,315**

3

Reconciliation of Non-GAAP Measures

WLFC
WILLIS LEASE FINANCE CORPORATION

Adjusted EBITDA Reconciliation (unaudited)[1]

Q3 2026 and Q3 2025

in (000s)		Q3-2026		Q3-2025
Net income attributable to common shareholders	**$**	**10,228**	$	22,885
Add: Income tax expense		7,126		18,893
Add: Interest expense		32,243		34,177
Add: Preferred stock dividends/costs		1,446		1,439
Add: Loss on debt extinguishment		562		2,963
Add: Depreciation and amortization expense		31,367		28,662
Add: Stock compensation expense		12,262		11,281
Add: Write-down of equipment		4,450		10,201
Add: Acquisition, financing and divestitures related expenses		1,164		676
Add: Other (2)		35		3,826
Adjusted EBITDA	**$**	**100,883**	**$**	**135,003**

1) We define Adjusted EBITDA as net income attributable to common shareholders, excluding (i) income tax expense, (ii) interest expense, (iii) preferred stock dividends/costs, (iv) loss on debt extinguishment, (v) depreciation and amortization expense, (vi) stock compensation expense, (vii) write-down of equipment, (viii) acquisition, financing and divestitures related expenses, and (ix) other items not indicative of our ongoing operating performance.

2) During the three months ended September 30, 2026, and 2025, the Company recognized $11 thousand and $3.8 million, respectively, and $(1.6) million and $10.3 million, respectively, during the nine months ended September 30, 2026 and 2025 in non-recurring project expenses associated with the sustainable aviation fuel project, which the Company decided to cease further investment in. The negative expense recognized during the nine-month period ended September 30, 2026 reflects government grant proceeds recognized. Additionally, during the three and nine months ended September 30, 2026, the Company recognized $24 thousand in expense associated with reincorporation, and during the nine months ended September 30, 2025, the Company recognized $43.0 million in relation to the gain on sale of the BAML business.